Exhibit 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 2, 2023 (the “Fifth Amendment Effective Date”) by and among Expo Event Midco, Inc., a Delaware corporation (“Holdings”), Emerald X, Inc., a Delaware corporation (the “Initial Borrower”), the Co-Borrowers from time to time party to the Credit Agreement referred to below (the “Co-Borrowers” and, together with the Initial Borrower, each a “Borrower” and, collectively, the “Borrowers”), Bank of America, N.A., as Administrative Agent for the Lenders and Collateral Agent for the Secured Parties (in such capacities, the “Administrative Agent”) and Citibank, N.A. (the “Incremental Lender”), and for purposes of Section 9 hereof, each Guarantor party hereto.

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of May 22, 2017, among Holdings, the Borrowers, the Subsidiary Guarantors party thereto, the Lenders party thereto, the Issuing Lenders from time to time party thereto and the Administrative Agent (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, including pursuant to that certain Refinancing Agreement and First Amendment to Amended and Restated Credit Agreement among the parties thereto, dated as of November 27, 2017, that certain Repricing Agreement and Second Amendment to Amended and Restated Credit Agreement among the parties thereto, dated as of November 29, 2017, that certain Third Amendment to Amended and Restated Credit Agreement among the parties thereto, dated as of June 25, 2021, and that Fourth Amendment to Amended and Restated Credit Agreement among the parties thereto, dated as of December 21, 2022, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Existing Credit Agreement or the Credit Agreement, as the context may require);

WHEREAS, the Borrowers have requested that, pursuant to Section 2.24 of the Existing Credit Agreement, the Incremental Lender extend a Revolving Commitment Increase to the Borrowers on the Fifth Amendment Effective Date in an aggregate principal amount equal to $9,625,000.00 (the “Incremental Revolving Commitment Increase”);

WHEREAS, the Incremental Lender has agreed, on the terms and conditions set forth herein, to provide such Incremental Revolving Commitment Increase and to become a Revolving Lender for all purposes under the Credit Agreement;

WHEREAS, pursuant to Sections 2.24 and 11.1(b)(i) of the Existing Credit Agreement, the Existing Credit Agreement may be amended to give effect to the provisions of Section 2.24 of the Credit Agreement through an Incremental Amendment executed by the Borrowers, the Administrative Agent and the Incremental Lender;

WHEREAS, the amendments to the Existing Credit Agreement set forth herein are each subject to the satisfaction of the conditions precedent to effectiveness referred to herein and shall become effective as provided herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1
. Incremental Revolving Commitment Increase.

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(a)
Subject to and upon the terms and conditions set forth herein, the Incremental Lender agrees to make the Incremental Revolving Commitment Increase available to the Borrowers on the Fifth Amendment Effective Date. The aggregate amount of all the Revolving Commitments on the Fifth Amendment Effective Date (after giving effect to the Incremental Revolving Commitment Increase) is $110,000,000. Schedule 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety with Exhibit A attached hereto.
(b)
Upon the Incremental Revolving Commitment Increase, each then-existing Revolving Lender immediately prior to such Incremental Revolving Commitment Increase will automatically and without further act be deemed to have assigned to the Incremental Lender a portion of the Revolving Credit Facility in respect of such increase, and the Incremental Lender will automatically and without further act be deemed to have assumed a portion of such then-existing Revolving Lender’s participations in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations in Letters of Credit and (ii) participations in Swingline Loans held by each then-existing Revolving Lender will equal the percentage of the aggregate Revolving Commitments of all Revolving Lenders represented by such Revolving Lender’s Revolving Commitment.
(c)
This Amendment constitutes an “Incremental Amendment” with respect to the establishment of the Incremental Revolving Commitment Increase as a “Revolving Commitment Increase”. The Incremental Revolving Commitment Increase is being established in accordance with Section 2.24 of the Existing Credit Agreement. The Incremental Lender constitutes an Incremental Revolving Lender pursuant to Section 2.24 of the Credit Agreement and, in such capacity, acknowledges the provisions of Section 2.24 of the Existing Credit Agreement. For the avoidance of doubt, commitments and loans made pursuant to the Incremental Revolving Commitment Increase shall be “2022 Extended Revolving Loans”, “Revolving Loans” and “Loans” for all purposes under the Credit Agreement and each other Loan Document and shall be treated as the same Class and Facility as the 2022 Extended Revolving Commitments, Revolving Commitments, 2022 Extended Revolving Loans and Revolving Loans under the Existing Credit Agreement as of the date hereof immediately prior to giving effect to this Amendment (such Revolving Commitments, the “Existing Revolving Commitments” and such Revolving Loans, the “Existing Revolving Loans”) and shall have the same CUSIP as the Existing Revolving Commitments and any Existing Revolving Loans. Any revolving loans and other extensions of credit made pursuant to the Incremental Revolving Commitment Increase shall have terms identical to the Existing Revolving Commitments (and the Existing Revolving Loans, if any) and shall rank pari passu in right of payment and security with the Existing Revolving Commitments. The Borrowers and the Incremental Lender hereby authorize the Administrative Agent to update the Register to reflect the amount, terms and date of the Incremental Revolving Commitment Increase and the identity of the Incremental Lender.
(d)
The Incremental Lender hereby (x) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Revolving Lender pursuant to the Existing Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Existing Credit Agreement (subject to receipt of such consents as may be required under the Existing Credit Agreement), (iii) from and after the Fifth Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Existing Credit Agreement, and has received, or has been accorded the opportunity to receive, copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (v) if applicable, it has duly completed an administrative questionnaire and applicable Forms and (vi) it is not a Debt Fund Affiliate, (y) makes the representations and warranties contained in Section 10.7 of the Credit Agreement (to the extent Section 10.7 require such representations and warranties to be made) and (z) agrees that (i) it will, independently and without reliance on the

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Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.
Section 2
. Representations and Warranties of the Loan Parties. Each of the Loan Parties (in the case of Holdings, only in respect of itself to the extent set forth in this Section 2) represents and warrants to the Administrative Agent and the Incremental Lender as of the Fifth Amendment Effective Date that:
(a)
all representations and warranties of the Borrowers and each other Loan Party contained in Section 4 of the Existing Credit Agreement and the Credit Agreement and in any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Fifth Amendment Effective Date immediately before (in the case of the Existing Credit Agreement) and immediately after (in the case of the Credit Agreement) giving effect thereto, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date; and
(b)
no Default or Event of Default exists or has occurred and is continuing on and as of the Fifth Amendment Effective Date immediately before (in the case of the Existing Credit Agreement) and immediately after (in the case of the Credit Agreement) giving effect to the incurrence of the Incremental Revolving Commitment Increase.
Section 3
. Conditions to the Effectiveness of this Amendment. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent on the Fifth Amendment Effective Date:
(a)
Loan Documents. The Administrative Agent shall have received the following: Counterparts of this Amendment that, when taken together, bear the signatures of (A) Holdings, (B) the Borrowers, (C) each Guarantor, (D) the Incremental Lender, and (E) the Administrative Agent.
(b)
No Default or Event of Default. At the time of the effectiveness of this Amendment on the Fifth Amendment Effective Date (and immediately after giving effect to the amendments to the Existing Credit Agreement pursuant to this Amendment), no Default or Event of Default shall have occurred and be continuing.
(c)
Representations and Warranties. The representations and warranties set forth in Section 2 of this Amendment shall be true and correct in all material respects on the Fifth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.
(d)
Fees and Expenses. The Incremental Lender and the Administrative Agent shall have received all fees required to be paid on or prior to the Fifth Amendment Effective Date. All expenses of the Administrative Agent, for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent) to the Initial Borrower at least three (3) Business Days prior to the Fifth Amendment Effective Date, shall have been paid.

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(e)
Closing Certificate; Certified Certificate of Incorporation or Formation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated as of the Fifth Amendment Effective Date, in form and substance reasonably acceptable to the Administrative Agent, with appropriate insertions and attachments, including certified organizational authorizations, incumbency certifications, the certificate of incorporation or other similar Organizational Document of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and bylaws or other similar Organizational Document of each Loan Party certified by a Responsible Officer as being in full force and effect on the Fifth Amendment Effective Date (or, in the case of each Subsidiary Guarantor which became a party to the Credit Agreement prior to the Fifth Amendment Effective Date, a certificate certifying that the Organizational Documents of such Subsidiary Guarantor remain in full force and effect and have not been amended, supplemented or otherwise modified since the date such documents have most recently been delivered to the Administrative Agent) and (ii) a good standing certificate for each Borrower and for each Loan Party organized in the state of Delaware.
(f)
Legal Opinion. The Administrative Agent shall have received the executed legal opinion of Fried, Frank, Harris, Shriver & Jacobson, LLP, special counsel to the Loan Parties, which shall be in form and substance reasonably satisfactory to the Administrative Agent.
(g)
Solvency Certificate. The Administrative Agent and the Incremental Lender shall have received a Solvency Certificate, which demonstrates that, as of the Fifth Amendment Effective Date, immediately after the Fifth Amendment Effective Date and immediately after giving effect to the Incremental Revolving Commitment Increase, Holdings and its Subsidiaries on a consolidated basis, are and will continue to be, Solvent.
(h)
Compliance with Section 2.24 and Section 11.1(b)(i) . The incurrence of the Incremental Revolving Commitment Increase on the Fifth Amendment Effective Date shall comply with the requirements of Section 2.24 and Section 11.1(b)(i) of the Existing Credit Agreement.
Section 4
. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof. For purposes hereof, the words “execution,” “execute,” “executed,” “signed,” “signature” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formulations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transaction Act.
Section 5
. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
Section 6
. Waivers Of Jury Trial. EACH OF HOLDINGS, THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY

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IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
Section 7
. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 8
. Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Fifth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Existing Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, and this Amendment and the Existing Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document.
Section 9
. Acknowledgement and Affirmation. Each Loan Party party hereto hereby expressly acknowledges that (i) all of its obligations under the Guarantee, the Security Documents and the other Loan Documents to which it is a party are hereby reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of security interests pursuant to the Security Documents is hereby reaffirmed and remains in full force and effect after giving effect to this Amendment and (iii) except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.
Section 10
. No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of the terms of the pre-existing indebtedness and related agreements, as evidenced by the Credit Agreement

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EMERALD X, INC. By: Name: David Doft Title: President and Treasurer
EXPO EVENT MIDCO, INC. By: Name: David Doft Title: President and Treasurer
EMERALD X, LLC By: Name: David Doft Title: Chief Financial Officer
PIZZA GROUP, LLC By: Name: David Doft Title: Chairman, President and Chief Financial Officer
GLM HOLDINGS LLC By: Name: David Doft Title: Chairman, President and Chief Financial Officer
GEORGE LITTLE MANAGEMENT, LLC By: Name: David Doft Title: Chairman, President and Chief Financial Officer

[Signature Page – Emerald - Incremental Amendment]

BANK OF AMERICA, N.A, as Administrative Agent
By:
Name: Title:

[Signature Page – Emerald - Incremental Amendment]

citibank, n.a.

as an Incremental Lender

By:

Name:

Title:

[Signature Page – Emerald - Incremental Amendment]

EXHIBIT A

Schedule 1.1

Revolving Lenders:

Lender	Amount	Percentage
Bank of America, N.A.	$27,500,000.00	25.0%
Barclays Bank PLC	$22,000,000.00	20.0%
Goldman Sachs Bank USA	$22,000,000.00	20.0%
Credit Suisse AG, New York Branch	$9,625,000.00	8.75%
Deutsche Bank AG New York Branch	$9,625,000.00	8.75%
Royal Bank of Canada	$9,625,000.00	8.75%
Citibank, N.A.	$9,625,000.00	8.75%
Total	$110,000,000.00	100.00%

[Signature Page – Emerald - Incremental Amendment]